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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 27, 2003

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-32717               13-4134098
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(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)               Number)             Identification No.)


3 Times Square, New York, New York                             10036
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   (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events and Regulation FD Disclosure.

On June 27, 2003 Instinet Group Incorporated ("Instinet") issued a press release announcing that Will Sterling, President of its Island ECN subsidiary and head of Instinet Corporation's ECN and Clearing businesses, will be leaving effective immediately to accept a new job at another company. Instinet's Executive Vice President for Strategic Planning, Alex Goor, will now lead Instinet's ATS/ECN initiatives. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Number   Description

99.1 Press Release of Instinet Group Incorporated issued June 27, 2003: Will Sterling, President of Island ECN, to Leave Instinet; Alex Goor to
         Head ATS/ECN Business





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             INSTINET GROUP INCORPORATED
                                                       Registrant



Date: June 27, 2003
                                               By:    /s/ John F. Fay
                                                   ---------------------------
                                                   John F. Fay
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number      Description
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99.1                Press Release of Instinet Group Incorporated issued
                    June 27, 2003: Will Sterling, President of Island
                    ECN, to Leave Instinet; Alex Goor to
                    Head ATS/ECN Business



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